Exhibit 4.3

SHARE NUMBER	SHARES:

CRUDE CARRIERS CORP.

INCORPORATED UNDER THE LAWS OF THE MARSHALL ISLANDS

THIS IS TO CERTIFY THAT:

IS THE OWNER OF

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.0001 EACH OF THE COMMON STOCK OF

CRUDE CARRIERS CORP.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

          WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:

[SEAL]
CHIEF FINANCIAL OFFICER		CHAIRMAN AND CHIEF EXECUTIVE OFFICER

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common.

UNIF GIFT MIN ACT	—	Custodian
(Cust) (Minor)
under Uniform Gifts to Minors
Act
(Class)

Additional abbreviations may also be used though not in the above list.
CRUDE CARRIERS CORP. WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES OF CAPITAL STOCK OF CRUDE CARRIERS CORP. AUTHORIZED TO BE ISSUED.

     For value received,                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

, Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

Signature(s) Guaranteed:	Signature(s)

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.